UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 31, 2018
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 31, 2018 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”), through certain indirect wholly-owned subsidiaries of its operating partnership (each a “Borrower” and, together the “Borrowers”), refinanced existing mortgage loans under the Company’s existing Freddie Mac Credit Facility (the “Facility”) by entering into Multifamily Loan and Security Agreements (the “Loan Agreements”) with PNC Bank, National Association (the “Lender”).

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Definitive Material Agreement.
In connection with the refinancings, on the Closing Date, each Borrower terminated the loans under the Facility and entered into a new Loan Agreement with the Lender.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, each Borrower entered into a Loan Agreement with the Lender pursuant to the Freddie Mac Capital Markets Execution Program (the “CME”), as evidenced by a Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). Pursuant to the CME, the Lender originates the mortgage loan and then transfers the loan to the Federal Home Loan Mortgage Association. Each Loan Agreement provides for a term loan (each a “Loan” and, collectively the “Loans”) with a maturity date of June 1, 2028 (the “Maturity Date”), unless the Maturity Date is accelerated in accordance with the Loan terms. The proceeds of the Loans were used to refinance the existing indebtedness under the Facility associated with the secured properties listed below. The Borrower and related fees for each Loan are also set forth on the schedule below. The aggregate amount outstanding under the Facility with respect to the Borrowers as of the Closing Date was $38,410,500.

Each Loan accrues interest at a fixed rate as set out in the table below (together, the “Interest Rate”). The entire outstanding principal balance and any accrued and unpaid interest on each of the Loans are due on the Maturity Date. Interest and principal payments on the Loans are payable monthly in arrears on specified dates as set forth in each Loan Agreement. Monthly payments are due and payable on the first day of each month, commencing July 1, 2018.

A Borrower may voluntarily prepay all of the unpaid principal balance of its Loan and all accrued interest thereon and other sums due to the Lender under the Loan Documents following the first year of the Loan, provided the Borrower provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.

Each Loan is secured by, among other things, the corresponding property set out on the schedule below pursuant to a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (each a “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, each Borrower has assigned all of its rights under the existing property management agreement to the Lender upon an event of default under the Loan Documents.

The Company entered into a Guaranty (the “Guaranty”) to and for the benefit of the Lender in connection with each Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

In connection with the refinancings, the Borrowers paid (1) loan origination fees to the Lender in connection with each of the refinancings and (2) loan coordination fees to Steadfast Income Advisor, LLC. The origination fees and loan coordination fees are set out below.

Borrower	Interest Rate	Principal Loan Amount	Secured Property	City and State	Loan Coordination Fee	Origination Fee
SIR Carrington Park, LLC	4.60%	$19,670,000	Carrington Park at Huffmeister	Cypress, TX	$98,350	$68,845
SIR Oak Crossing, LLC	4.61%	20,512,000	Oak Crossing	Fort Wayne, IN	102,560	71,792
		$40,182,000			$200,910	$140,637

The material terms of the agreements described above, the date on which each agreement was entered into and the identity of the parties to each agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 - 10.10 in Item 9.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Multifamily Loan and Security Agreement, made as of May 31, 2018, by and between SIR Oak Crossing, LLC and PNC Bank, National Association

10.2	Multifamily Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 31, 2018, by and between SIR Oak Crossing, LLC and PNC Bank, National Association

10.3
Assignment of Management Agreement and Subordination of Management Fees, dated as of May 31, 2018, by and among SIR Oak Crossing, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.4	Guaranty, dated as of May 31, 2018, by Steadfast Income REIT, Inc. for the benefit of PNC Bank, National Association

10.5	Multifamily Note, made as of May 31, 2018, by SIR Oak Crossing, LLC, in favor of PNC Bank, National Association

10.6	Multifamily Loan and Security Agreement, made as of May 31, 2018, by and between SIR Carrington Park, LLC and PNC Bank, National Association

10.7	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 31, 2018, by and between SIR Carrington Park, LLC and PNC Bank, National Association

10.8
Assignment of Management Agreement and Subordination of Management Fees, dated as of May 31, 2018, by and among SIR Carrington Park, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.9	Guaranty, dated as of May 31, 2018, by Steadfast Income REIT, Inc. for the benefit of PNC Bank, National Association

10.10	Multifamily Note, made as of May 31, 2018, by SIR Carrington Park, LLC, in favor of PNC Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	June 6, 2018	By:	/s/ Kevin J. Keating______________
Kevin J. Keating
Chief Financial Officer and Treasurer